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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 27, 2002
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                        (Date of earliest event reported)

                            R&G FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

Puerto Rico                                          0-22137                                     66-0532217
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(State or other jurisdiction                 (Commission File Number)                          (IRS Employer
of incorporation)                                                                           Identification No.)

280 Jesus T. Pinero Ave., Hato Rey, San Juan, Puerto Rico              00918
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(Address of principal executive offices)                             (Zip Code)

                                 (787) 758-2424
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 5.  OTHER EVENTS

         On February 27, 2002, R&G Financial Corporation (the "Company"), entered into Amendment Number 2 to the Agreement and Plan of Reorganization, dated as of December 19, 2001, by and among the Company, its wholly owned Florida subsidiary, R&G Acquisition Holdings Corporation, The Crown Group, Inc., a Florida corporation, ("Group") and its wholly owned subsidiary, Crown Bank, A Federal Savings Bank, as amended (the "Amendment"). The Amendment, which is attached hereto as Exhibit 2.1, provides for, among other things, a reduction in the aggregate merger consideration from $105 million to $100 million through the elimination of a Subordinated Debenture to have been issued by the Company.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

                  Exhibit 2.1 Amendment No. 2 to the Agreement and Plan of Reorganization, dated as of December 19, 2001, by and among R&G Financial Corporation, R&G Holdings Corporation, The Crown Group, Inc., and Crown Bank, a Federal Savings Bank, as amended.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       R&G FINANCIAL CORPORATION



                                       By: /s/ Joseph R. Sandoval
                                          -------------------------------------
                                             Joseph R. Sandoval
                                             Chief Financial Officer

Date: February 27, 2002.